UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2014

DOMINION RESOURCES BLACK WARRIOR TRUST

(Exact name of Registrant as specified in its charter)

Delaware	1-11335	75-6461716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Royalty Trust Management Southwest Bank 2911 Turtle Creek Boulevard Suite 850 Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 588-7839

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 26, 2014, Dominion Resources Black Warrior Trust (the “Trust”) issued a press release announcing Southwest Bank as its new Trustee. The Trust also announced its new contact information. The new contact information is: 2911 Turtle Creek Boulevard, Suite 850, Dallas, Texas 75219. Its telephone number is 1-855-588-7839. The Trust’s website is now www.dom-dominion.com. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d.	Exhibits

99.1	Press Release dated September 26, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOMINION RESOURCES BLACK WARRIOR TRUST

By: SOUTHWEST BANK, TRUSTEE

By:	/s/ RON E. HOOPER
Ron E. Hooper
SVP Royalty Trust Management

Date: September 29, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 26, 2014